OTHER ASSETS	12 Months Ended
Dec. 31, 2014
Other Assets Disclosure [Abstract]
OTHER ASSETS
NOTE 16: OTHER ASSETS

Other assets at December 31, comprised:
	2013	2014

	(EUR in millions)
Insurance related assets	638	768
Deferred tax assets	242	194
Prepaid income taxes	455	537
Assets acquired through foreclosure proceedings	252	242
Brokerage auxiliary funds	6	23
Private equity: Investees Assets	104	116
Prepaid expenses	253	178
Advances to employees	14	18
Unlisted equity securities	102	89
Hellenic Deposit and Investment Guarantee Fund	460	469
Receivables from Greek State	441	511
Checks and credit card transactions under settlement	97	109
Trade and other receivables	97	113
Receivables from associates	334	-
Other	518	402
Total	4,013	3,769

Included in the above table are investments on behalf of policyholders who bear the investment risk, classified as Insurance related assets amounting to EUR 382 million and EUR 568 million at December 31, 2013 and 2014 respectively, which are carried at fair value.

In accordance with article 6 of Greek Law 3714/2008, the amount of deposits guaranteed by the Hellenic Deposit and Investment Guarantee Fund (HDIGF) is EUR 100 thousand per client. Accordingly, the contributions paid by banks to HDIGF increased from 2008 onwards. The Greek Law 3746/2009 concerning HDIGF provides that the excess of annual contributions calculated in accordance with the above article 6 of Greek Law 3714/2008, are included in a special reserve which is jointly owned by the credit institutions in proportion to their participation.

In accordance with article 10 of Greek Law 3746/2009, HDIGF guarantees up to an amount of EUR 30 thousand per client for investing activities. In 2010, the participating credit institutions paid the first contributions relating to article 10 of Greek Law 3746/2009 which provides that the said contributions are included in a special reserve which is jointly owned by the credit institutions in proportion to their participation.